Property, plant and equipment, net (Tables)	12 Months Ended
Dec. 31, 2025
Property, plant and equipment, net.
Schedule of property, plant and equipment, net

	December 31,
	2025	2024

Leasehold land and buildings	$59,307	$59,242
Leasehold improvements	69	18
Machinery and equipment	28	27
Vehicles and office equipment	432	656
Total	59,836	59,943
Impairment	(14,998)	(1,554)
Less: accumulated depreciation	(15,429)	(13,476)
Plant and equipment, net	$29,409	$44,913